HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

                          Supplement Dated May 23, 2005
                       To Prospectus Dated January 1, 2005



THE PROSPECTUS IS AMENDED AS FOLLOWS:

1. The following are added to Page 3 of the Prospectus under the heading "Investment Policies" and Page 10 of the Prospectus under the heading "Investment Objective and Policies: Policies":

         The Fund may invest up to 20% in Senior Loans of foreign Borrowers that are foreign currency denominated and payments of interest and repayments of principal pursuant to such Senior Loans may be made in foreign currency.

         The Fund may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund generally seeks to use these instruments to protect against changes in currency exchange rates.


2. The following parenthetical is deleted from Page 3 of the Prospectus under the heading "Investment Policies" and Page 10 of the Prospectus under the heading "Investment Objective and Policies: Policies":

         (so long as Senior Loans to foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars)


3. The following are added to Page 4 of the Prospectus under the heading "Principal Risks":

         CURRENCY RISK. A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

         CURRENCY TRANSACTION RISK. The Fund may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.







                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

                          Supplement Dated May 23, 2005
          To Statement of Additional Information Dated January 1, 2005



THE STATEMENT OF ADDITIONAL INFORMATION IS AMENDED AS FOLLOWS:

1. The following are added to Page 2 of the Statement of Additional Information under the heading "Investment Policies":

         The Fund may invest up to 20% in Senior Loans of foreign Borrowers that are foreign currency denominated and payments of interest and repayments of principal pursuant to such Senior Loans may be made in foreign currency.

         The Fund may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund generally seeks to use these instruments to protect against changes in currency exchange rates.


2. The following parenthetical is deleted from Page 2 of the Statement of Additional Information under the heading "Investment Policies":

         (so long as Senior Loans to foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars)


3. The following is added to Page 3 of the Statement of Additional Information under the heading "Portfolio Investments and Strategies":


         FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.




















                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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